UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 14, 2008
Date of Report (Date of earliest event reported)
FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989
Bluefield, Virginia		24605-0989

(Address of principal executive offices)		(Zip Code)
(276) 326-9000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At a special meeting held on February 14, 2008, the Board of Directors of First Community Bancshares, Inc. (the “Company”) adopted an amendment to Article 1 of its By-laws, effective immediately, to provide for the Annual Meeting of Shareholders to be held in April or at such other time, date and place as fixed by the Board of Directors.
The Company’s By-laws as amended are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	The following exhibits are included with this report:

Exhibit No.	Exhibit Description

3.1	First Community Bancshares, Inc. By-laws as amended

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.
Date: February 20, 2008	By:	/s/ David D. Brown
David D. Brown
Chief Financial Officer